Exhibit 10.1

                   AGREEMENT, ASSIGNMENT, AND BILL OF SALE

STATE OF TEXAS §
                                              KNOW ALL MEN BY THESE PRESENTS
COUNTY OF WARD §

     WHEREAS, by Assignment and Bill of Sale dated January 1, 2008, recorded in Volume 832, Page 181, of the records of Ward County, Texas, Success Oil Co. Inc. (hereinafter sometimes called “Success”) did assign a seventy-five percent (75%) working interest to Firecreek Petroleum, Inc., a wholly owned subsidiary of EGPI Firecreek, Inc. (hereinafter sometimes called “Firecreek”)
in the North Forty (40) acres of the J. B. Tubb Lease, Ward County, Texas; and

     WHEREAS, Firecreek is the owner of certain equipment that both Firecreek and Success desire to be used on the J. B. Tubb North Forty (40) acre lease; and

     WHEREAS, Success owns the hereinafter described Highland Production Company #2 well bore.

     NOW THEREFORE, in consideration of the mutual assignments contained herein, it is agreed that:

SUCCESS OIL CO., INC. of 8306 Wilshire Blvd., Suite 566, Beverly Hills, California 90211 does hereby assign, sell, transfer and convey to FIRECREEK PETROLEUM, INC., a wholly owned subsidiary of EGPI FIRECREEK, INC. of 6564 Smoke Tree Lane, Scottsdale, Arizona 85253, Seventy-Five percent (75%) of One-Hundred percent (100%) TO HAVE AND TO HOLD unto Firecreek, its successors and assigns forever, all of Success’ right, title, and interest in the Seventy-Five percent (75%) working interest (56.25% net royalty interest)herein conveyed in the above described well-bore; one (1)zone Lower-Clearfork 4700’ to 4900’ ft.(only)in well-bore.

The Highland Production Company #2 well-bore, API No. 42-475-33611, located on the J.B. Tubb Lease in W ½ of the NW ¼ of Sec. 18, Block B-20, Public School Lands, Ward County, Texas at 1787 FNL and 853 FWL being on the South Forty (40) acres of the J. B. Tubb Lease, Ward County, Texas.

     TO HAVE AND TO HOLD unto Firecreek, its successors and assigns forever, all of Success’ right, title, and interest in the Seventy-Five percent (75%) working interest herein conveyed in the above described well-bore; and

     FIRECREEK PETROLEUM, INC., a wholly owned subsidiary of EGPI FIRECREEK, INC., does hereby assign, sell, transfer and convey to SUCCESS OIL CO., INC. a Twenty-Five percent (25%) of One-Hundred percent (100%) ownership in the following described property to be installed on, or used with, the J. B. Tubb property, to wit:

Model 320D Pumpjack Serial No. E98371M/456604
One (1) Fiberglass lined heater-treater
One (1) Test pot
Tubing string
Rods and down hole pump

     TO HAVE AND TO HOLD unto Success, its successors and assigns forever, all of Firecreek’s right, title, and interest in the Twenty-Five percent (25%) ownership herein conveyed in the above described equipment.

     EXCEPT AS PROVIDED HEREIN ALL SALES AND CONVEYANCES MADE HEREIN BY BOTH PARTIES ARE MADE WITH NO EXPRESSED OR IMPLIED WARRANTIES OR REPRESENTATIONS AS TO THE QUALITY, MERCHANTABILITY, OR FITNESS.

     This instrument binds the parties and their successors and assigns.

     Effective the Seventh day of March, 2008 but signed on dates of acknowledgments.

SUCCESS OIL CO., INC.

/s/Jeru Morgan
By: ______________________________
JERU MORGAN, President

FIRECREEK PETROLEUM, INC.
a wholly owned subsidiary of
EGPI FIRECREEK, INC.

/s/Dennis Alexander
By: ______________________________
DENNIS ALEXANDER, President,
on behalf of EGPI Firecreek, Inc., sole
shareholder of Firecreek Petroleum, Inc.

STATE OF CALIFORNIA }

COUNTY OF _________________ }

This instrument was acknowledged before me on the ____ day of ________________, 2008 by Jeru
Morgan, the President of Success Oil Co., Inc., a corporation on behalf of said corporation.

________________________________
NOTARY PUBLIC, State of California

STATE OF ARIZONA }

COUNTY OF __________________ }

This instrument was acknowledged before me on the ____ day of ________________, 2008 by Dennis
Alexander, the President of EGPI Firecreek, Inc., sole shareholder of Firecreek Petroleum, Inc. on behalf of Firecreek Petroleum, Inc.

______________________________
NOTARY PUBLIC, State of Arizona